MERRILL LYNCH
GLOBAL VALUE
FUND, INC.



FUND LOGO



Quarterly Report
March 31, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.














Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MERRILL LYNCH GLOBAL VALUE FUND, INC.


Worldwide
Investments
As of 3/31/99

                                          Percent of
Ten Largest Industries                    Net Assets

Utilities--Electric & Gas                    12.0%
Insurance                                    10.1
Health & Personal Care                        9.9
Telecommunications                            9.1
Banking                                       8.7
Food & Household Products                     8.6
Electronic Components & Instruments           5.4
Chemicals                                     4.7
Data Processing &Reproduction                 4.4
Leisure & Tourism                             4.4


                                Country of        Percent of
Ten Largest Equity Holdings       Origin          Net Assets

Berkshire Hathaway Inc.
  (Class A)                   United States           5.1%
McKesson HBOC, Inc.           United States           5.1
Cadbury Schweppes PLC         United Kingdom          4.9
Monsanto Company              United States           4.7
Federal National Mortgage
  Association                 United States           4.2
The AES Corporation           United States           3.7
Nestle SA (Registered
  Shares)                     Switzerland             3.7
Becton, Dickinson and
  Company                     United States           3.6
Frontier Corporation          United States           3.4
Washington Mutual, Inc.       United States           3.4



Merrill Lynch Global Value Fund, Inc., March 31, 1999


DEAR SHAREHOLDER


Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -2.63%, -2.87%, -2.87% and -2.64%, respectively, for the three months ended March 31, 1999, underperforming the +3.57% total return for the unmanaged Morgan Stanley Capital International (MSCI) World Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

The Fund had very poor absolute and relative returns for the first quarter of 1999. This is attributable to two factors. First, our stock selection was poor. Each of the analysts working on the Fund contributes investment ideas from the industries that they cover. During the past quarter, all of us recommended stocks that have performed poorly. Typically, if the selections of one or two members of the portfolio management team are doing poorly, other members of the team will select stocks that are outperforming by a sufficient margin to create good overall performance. We expect that the unlikely event of the entire team's selections performing poorly at the same time is an anomaly, and will not be repeated over the longer term.

The other factor affecting the Fund's performance during the March quarter is the nature of the stocks in which we typically invest. As we have discussed in past reports to shareholders, we do not invest in growth companies. On the other hand, we do not invest in deep cyclical stocks, either. Although such stocks meet the investment criteria of many value-oriented funds, they do not fit our definition of value within the context of ML Global Value Fund. Therefore, during the March quarter, we missed out on whatever further appreciation was offered by growth stocks as well as the bounce back experienced by many deep cyclical issues.

However, in our view, the Fund's underperformance over such a short period of time has little significance. While it would be nice to outperform our benchmark index each and every quarter, we are certain that we will not be able to do so. Just as we stressed in past reports to shareholders that we were not as good as some of our past performance results implied, we also believe that our investment acumen is not as poor as our recent results suggest. In some ways, reviewing quarterly performance results for any fund can have an unintended impact. It is our belief that quarterly investment results--positive or negative--tell an investor little about a portfolio manager's expertise (or lack thereof). Furthermore, in our view, even a year is not a sufficiently long time period to gauge investment skill. As a result, we believe that mutual fund investors need to take a long-term view of investment performance before evaluating the skill of its management team. Accordingly, we strive to outperform the MSCI World Index over very long time periods. For example, over a three-year--five-year period, we will strive to out-perform the Index, on average, by a 2% compound annual rate each year.


Significant New Positions
Despite the Fund's disappointing, albeit modest, price declines during the March quarter, we are very pleased with the changes we were able to make within the portfolio. We believe that these changes enhance the Fund's longer-term appreciation potential. More important, we believe that our new investments have continued to improve the portfolio's overall quality.

Longer-term shareholders may recall that the Fund's portfolio turnover has been higher than we anticipated it would be. This is because we invested in companies that we believed were of reasonable quality, but their shares were valued like those of below-average companies. As their share valuations became stretched (their share prices appreciated and their values increased at a much slower rate), we were not comfortable maintaining our investments. However, we view most of our current top 15 positions--which comprise over 55% of the portfolio--as the types of investments that we can hold for longer time periods, even if their valuations are somewhat stretched.

For example, if our new key holdings were to appreciate by 20% over the next year (a rate much higher than the stock market in general usually appreciates), we would probably not be inclined to sell them. Many of these companies are currently reasonably valued and we believe are likely to increase their economic value at 13%-15% per year for a number of years into the future. If their stock prices only appreciate by this rate or less, we could be in the envious position of not having to contemplate selling them at all.


Focus on Two New Positions
We will discuss two of our new large positions in this letter to shareholders: Becton, Dickinson and Company and The Walt Disney Company. AT&T Corp. is also a new large holding with very positive prospects, which we will discuss in our next report to shareholders. In addition, while not new to the portfolio during the March quarter, we place our investments in The AES Corporation and Monsanto Company in the same category. These stocks are relatively new positions that we believe also offer attractive long-term appreciation potential. We still view our other major investment positions favorably, but do not expect them to have as strong growth prospects as some of our newer holdings.

Becton, Dickinson and Company manufactures a broad line of hospital, surgical and diagnostic supplies, which it primarily sells to hospitals. Becton, Dickinson has grown cash flow per share at a 12% annual rate over the past decade, and the stock outperformed the Standard & Poor's 500 Index during this period. However, the company's shares declined by 15% in the early part of 1999 (while the S&P 500 appreciated approximately 9%), because its December 31 period-end earnings and sales were disappointing. We believe that this setback is a temporary one. Becton, Dickinson stock is slightly lower than the average valuations of S&P 500 stocks, and we expect that the company may be able to grow earnings over the next five years at a rate that is slightly faster than the pace set over the past ten years. Becton, Dickinson is the prototypical ML Global Value Fund stock. However, it has the additional characteristic of growing earnings at a faster rate than most of our stocks, and this may allow us to own it for a long time.

We do not expect shares of The Walt Disney Company to perform well in the short term. The company is suffering from poor earnings, which do not appear to be likely to rebound meaningfully in the near term. However, Disney has been a company that has generally responded well to tough times, which leads us to believe that it has a solid management team as well as a basically sound business model. In addition--and probably most important--we remain believers in the value of a brand name. This view may be held as old-fashioned, but we believe that the Disney brand will continue to have a large and growing economic value. Disney is aggressively working on an Internet strategy. The company is also addressing problems in its creative content division (where all of its problems lie) while it continues to develop the value of the Disney brand name.


Important Development in a
Large Holding
In this letter to shareholders, we also intended to highlight our investment in McKesson HBOC, Inc. We are discussing McKesson, but for reasons that are very different from what we had anticipated. The company is a newly combined entity of McKesson, which had been a highly successful drug distribution business, and HBOC, the leader in information systems for the healthcare sector. Drug distribution is a low-margin business (that is, each dollar of sales generates only a small profit), with reasonable growth prospects. In contrast, healthcare information systems has been a high-margin, high-growth industry. Both companies were generally very well regarded before their January 1999 merger. During the March quarter, McKesson HBOC had seen its stock price decline dramatically following very poor


Merrill Lynch Global Value Fund, Inc., March 31, 1999


earnings reports by some of HBOC's competitors. We established a position in McKesson at a valuation that was less than 22 times the most cautious earnings estimate for next year. We thought that we were getting the best of both worlds: a company that would increase its economic value at an above-average rate, but valued as though it was a below-average company. Unfortunately, on April 28, 1999, the company announced that an audit had uncovered that HBOC's revenues had been overstated. This announcement was particularly surprising, since the company's chief executive officer had recently assured investors that all businesses were on track and that he was confident that the company would earn $3.00 per share in fiscal year 2000. With the decline in McKesson HBOC's stock price, by April month-end it was no longer one of our largest holdings.


In Conclusion
We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to reviewing our outlook and strategy again with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager


May 14, 1999




After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Global Value Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                       12 Month           3 Month         Since Inception
                                                     Total Return       Total Return        Total Return
ML Global Value Fund, Inc. Class A Shares                +4.23%             -2.63%             +56.27%
ML Global Value Fund, Inc. Class B Shares                +3.19              -2.87              +52.49
ML Global Value Fund, Inc. Class C Shares                +3.17              -2.87              +52.47
ML Global Value Fund, Inc. Class D Shares                +4.05              -2.64              +55.35

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 11/01/96.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                        + 4.23%        - 1.25%
Inception (11/01/96) through 3/31/99      +20.34         +17.68

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                        + 3.19%        - 0.54%
Inception (11/01/96) through 3/31/99      +19.12         +18.47

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/99                        + 3.17%        + 2.24%
Inception (11/01/96) through 3/31/99      +19.12         +19.12

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                        + 4.05%        - 1.42%
Inception (11/01/96) through 3/31/99      +20.05         +17.39

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Value Fund, Inc., March 31, 1999

SCHEDULE OF INVESTMENTS                                                                                 (in US dollars)
NORTH                                     Shares                                                                 Percent of
AMERICA        Industries                  Held              Investments                    Cost      Value      Net Assets
Canada         Transportation--         1,521,600   Canadian National Railway
               Road & Rail                          Company                        $   74,424,143   $   84,639,000     2.8%

                                                     Total Investments in Canada       74,424,143       84,639,000     2.8

United         Banking                  2,460,400    Washington Mutual, Inc.           94,374,063      100,568,850     3.4
States
               Chemicals                3,095,400    Monsanto Company                 127,705,641      142,194,937     4.7

               Data Processing &        1,160,000    Hewlett-Packard Company           94,509,260       78,662,500     2.6
               Reproduction

               Electronic               2,070,700    Lattice Semiconductor
               Components &                          Corporation                      104,996,064       94,216,850     3.1
               Instruments

               Financial Services       1,827,400    Federal National Mortgage
                                                     Association                       79,099,130      126,547,450     4.2

               Health & Personal Care   2,860,300    Becton, Dickinson and Company    102,202,839      109,585,244     3.6
                                          575,700    Guidant Corporation               30,494,089       34,829,850     1.2
                                        2,310,600    McKesson HBOC, Inc.              151,253,322      152,499,600     5.1
                                                                                   --------------   --------------   ------
                                                                                      283,950,250      296,914,694     9.9

               Insurance                    2,160    Berkshire Hathaway Inc.
                                                     (Class A)                        133,124,596      154,224,000     5.1

               Leisure & Tourism        3,155,200    The Walt Disney Company           99,888,740       98,205,600     3.3

               Telecommunications       1,206,400    AT&T Corp.                       103,383,775       96,285,800     3.2
                                        1,991,000    Frontier Corporation              62,391,523      103,283,125     3.4
                                                                                   --------------   --------------   ------
                                                                                      165,775,298      199,568,925     6.6

               Utilities--              3,007,400    The AES Corporation               97,611,738      112,025,650     3.7
               Electric & Gas           1,225,950    Columbia Energy Group             63,217,999       64,055,887     2.2
                                        2,095,500    K N Energy, Inc.                  78,302,281       41,779,031     1.4
                                        1,830,000    Unicom Corporation                57,049,442       66,909,375     2.2
                                                                                   --------------   --------------   ------
                                                                                      296,181,460      284,769,943     9.5

                                                     Total Investments in the
                                                     United States                  1,479,604,502    1,575,873,749    52.4

                                                     Total Investments in
                                                     North America                  1,554,028,645    1,660,512,749    55.2

PACIFIC
BASIN

Australia      Leisure & Tourism       11,800,652    Village Roadshow Limited 'A'
                                                     (Preferred)                       30,727,549       19,390,831     0.7
                                          360,000    Village Roadshow Limited
                                                     (Convertible Preferred)           18,000,000       12,240,000     0.4
                                                                                   --------------   --------------   ------
                                                                                       48,727,549       31,630,831     1.1

               Real Estate              3,506,367    Lend Lease Corporation
                                                     Limited                           33,093,970       44,522,137     1.5

                                                     Total Investments in Australia    81,821,519       76,152,968     2.6

Japan          Appliances & Household     953,000    Matsushita Electric Industrial
               Durables                              Company, Ltd.                     17,443,427       18,615,170     0.6
                                          400,000    Sony Corporation                  36,894,499       37,037,037     1.2
                                                                                   --------------   --------------   ------
                                                                                       54,337,926       55,652,207     1.8

               Construction & Housing   1,105,602    Chudenko Corporation              25,974,605       22,063,426     0.7
                                          788,000    Kinden Corporation                 9,663,415       11,247,624     0.4
                                                                                   --------------   --------------   ------
                                                                                       35,638,020       33,311,050     1.1

               Data Processing &        2,166,000    Canon, Inc.                       51,626,097       53,664,637     1.8
               Reproduction

               Electronic               1,276,000    Murata Manufacturing
               Components &                          Co., Ltd.                         39,076,429       67,975,647     2.3
               Instruments

               Insurance                3,438,000    The Dai-Tokyo Fire and
                                                     Marine Insurance Co., Ltd.        13,781,868       12,297,260     0.4
                                          784,000    The Nichido Fire & Marine
                                                     Insurance Co., Ltd.                4,117,378        4,600,846     0.2
                                        4,411,000    The Sumitomo Marine & Fire
                                                     Insurance Co., Ltd.               30,544,736       28,272,772     0.9
                                          850,000    The Tokio Marine & Fire
                                                     Insurance Co., Ltd.               10,618,405        9,710,384     0.3
                                                                                   --------------   --------------   ------
                                                                                       59,062,387       54,881,262     1.8

               Miscellaneous Materials &   10,000    Toyo Seikan Kaisha, Ltd.             106,000          216,049     0.0
               Commodities

                                                     Total Investments in Japan       239,846,859      265,700,852     8.8

                                                     Total Investments in the
                                                     Pacific Basin                    321,668,378      341,853,820    11.4

WESTERN
EUROPE

Denmark        Banking                    716,200    Den Danske Bank Group             95,868,098       75,322,490     2.5

                                                     Total Investments in Denmark      95,868,098       75,322,490     2.5

Germany        Insurance                  129,700    Hannover Rueckversicherungs-AG    14,461,879       10,934,021     0.3

               Transportation--         3,120,200    Deutsche Lufthansa AG
               Airlines                              (Registered Shares)               54,760,129       68,289,321     2.3

               Utilities--              3,621,300    Bewag AG                          79,992,542       74,364,120     2.5
               Electric & Gas
                                                     Total Investments in Germany     149,214,550      153,587,462     5.1

Ireland        Banking                  4,800,000    Allied Irish Banks PLC            41,920,503       82,740,096     2.8
                                            9,500    Allied Irish Banks PLC (ADR)*        482,133          983,250     0.0

                                                     Total Investments in Ireland      42,402,636       83,723,346     2.8




Merrill Lynch Global Value Fund, Inc., March 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
WESTERN EUROPE                            Shares                                                                 Percent of
(concluded)    Industries                  Held          Investments                      Cost        Value     Net Assets
Italy          Telecommunications       3,628,500    Telecom Italia SpA            $   25,819,445   $   21,569,255     0.7%
                                        4,970,000    Telecom Italia SpA                47,106,581       52,856,308     1.8

                                                     Total Investments in Italy        72,926,026       74,425,563     2.5

Switzerland    Food & Household            60,800    Nestle SA (Registered Shares)     67,899,128      110,736,386     3.7
               Products
                                                     Total Investments in
                                                     Switzerland                       67,899,128      110,736,386     3.7

United         Beverages                3,094,078    Diageo PLC                        27,671,805       34,757,140     1.1
Kingdom
               Food & Household        10,100,000    Cadbury Schweppes PLC             91,146,039      146,549,586     4.9
               Products
               Insurance                6,527,900    Allied Zurich PLC                 97,252,574       87,975,856     2.9

                                                     Total Investments in the
                                                     United Kingdom                   216,070,418      269,282,582     8.9

                                                     Total Investments in
                                                     Western Europe                   644,380,856      767,077,829    25.5

SHORT-TERM                                Face
SECURITIES                               Amount                Issue

               Commercial Paper**    $110,000,000    General Electric Capital Corp.,
                                                     5.08% due 4/01/1999              110,000,000      110,000,000     3.6
                                       92,090,000    General Motors Acceptance Corp.,
                                                     5.13% due 4/01/1999               92,090,000       92,090,000     3.1

                                                     Total Investment in
                                                     Short-Term Securities            202,090,000      202,090,000     6.7

OPTIONS                             Nominal Value                                        Premiums
PURCHASED                      Covered by Options                                          Paid

               Currency Put           176,640,000    Japanese Yen, expiring
               Options Purchased                     August 1999 at YEN 150             7,604,352          317,952     0.0

                                                     Total Options Purchased            7,604,352          317,952     0.0

                                                     Total Investments              2,729,772,231    2,971,852,350    98.8

OPTIONS                                                                                  Premiums
WRITTEN                                                                                  Received

               Call Options             1,118,988    Federal National Mortgage
               Written                               Association, expiring
                                                     April 1999 at  US$79.20           (2,450,584)         (44,760)    0.0

                                                     Total Options Written             (2,450,584)         (44,760)    0.0

               Total Investments, Net of Options Written                          $ 2,727,321,647    2,971,807,590    98.8
                                                                                  ===============
               Unrealized Appreciation on Forward Foreign Exchange Contracts--Net***                    15,297,167     0.5

               Other Assets Less Liabilities                                                            21,581,692     0.7
                                                                                                    --------------   ------
               Net Assets                                                                           $3,008,686,449   100.0%
                                                                                                    ==============   ======

               Net Asset Value:    Class A--Based on net assets of $216,907,052
                                            and 16,292,547 shares outstanding                       $        13.31
                                                                                                    ==============
                                   Class B--Based on net assets of $2,011,068,926
                                            and 152,103,679 shares outstanding                      $        13.22
                                                                                                    ==============
                                   Class C--Based on net assets of $353,717,873
                                            and 26,751,916 shares outstanding                       $        13.22
                                                                                                    ==============
                                   Class D--Based on net assets of $426,992,598
                                            and 32,126,553 shares outstanding                       $        13.29
                                                                                                    ==============

              *American Depositary Receipts (ADR).
             **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the
               Fund.
            ***Forward foreign exchange contracts as of March 31, 1999 were as follows:

               Foreign                            Expiration       Unrealized
               Currency Sold                         Date        Appreciation

               Chf               43,726,686     September 1999    $  3,237,912
               Dkr              482,520,640     September 1999       6,052,508
               POUND STERLING    99,850,823     September 1999       3,943,109
               YEN           11,024,865,351     September 1999       2,063,638
                                                                  ------------
               Total Unrealized Appreciation on Forward
               Foreign Exchange Contracts--Net
               (US$ Commitment--$372,804,865)                     $ 15,297,167
                                                                  ============



Merrill Lynch Global Value Fund, Inc., March 31, 1999


PORTFOLIO CHANGES



For the Quarter Ended March 31, 1999

Additions

AT&T Corp.
Becton, Dickinson and Company
Guidant Corporation
Hannover Rueckversicherungs-AG
Hewlett-Packard Company
McKesson HBOC, Inc.
Telecom Italia SpA
The Walt Disney Company


Deletions

ADC Telecommunications, Inc.
Alleanza Assicurazioni
Baxter International Inc.
Berkshire Hathaway Inc. (Class B)
Groupe Danone SA
Groupe Danone SA (ADR)
Horace Mann Educators Corporation
MCI WorldCom Inc.
Mattel, Inc.
National Power PLC
Sara Lee Corporation
Schlumberger Limited



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Global Value Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863